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                                                                   EXHIBIT 10.8B

                                 AMENDMENT NO. 1

     WHEREAS, Barrett Resources Corporation (the "Company") and Peter A. Dea (the "Executive") have executed a Severance Protection Agreement dated February 9, 1998 (the "Agreement");

     WHEREAS, effective November 18, 1999, the Executive was elected the Company's Vice Chairman and Chief Executive Officer; and

     WHEREAS, the Company and the Executive desire to amend the Agreement in light of the Executive's promotion.

     NOW, THEREFORE, the Company and the Executive agree as follows:

     1. Paragraph 3.1(b)(2), line 3, of the Agreement shall be amended by deleting the phrase "two times" and replacing it with the phrase "three times".

     2. Paragraph 3.1(b)(3), line 1, of the Agreement shall be amended by deleting the phrase "twenty-four (24) months with the phrase "thirty-six (36) months".

     3.   This amendment is effective November 18, 1999.

ATTEST:                                     BARRETT RESOURCES CORPORATION



/s/ Eugene A. Lang, Jr.                     BY: /s/ William J. Barrett
-----------------------                         ----------------------
Secretary                                       William J. Barrett
                                                Chairman of the Board


                                            PETER A. DEA



                                                /s/ Peter A Dea
                                                ---------------